UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 15, 2022
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COUPANG, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Tower 730, 570, Songpa-daero
Songpa-gu, Seoul Republic of Korea 05510
(Address of principal executive offices, including zip code)

+82 (2) 6150-5422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2022, the Board of Directors (the “Board”) of Coupang, Inc. (the “Company”) appointed Pedro Franceschi as a director of the Company, effective immediately. The Board also appointed him to serve on the Compensation Committee of the Board effective upon his appointment to the Board.

In connection with his appointment, Mr. Franceschi was granted a restricted stock unit (“RSU”) award covering 5,167 shares of the Company’s Class A common stock under the Company’s 2021 Equity Incentive Plan, entitled to vest in full on the earlier of the date of the next annual meeting of stockholders following the date of grant or the one-year anniversary of the date of grant. Mr. Franceschi is also eligible to participate in the Company's director compensation policy for non-employee directors, as follows: (1) an RSU award covering a number of shares of the Company’s Class A common stock having a value of $300,000, on the date of each annual meeting of stockholders following which he will continue as a non-employee director, and (2) an RSU award covering a number of shares of the Company’s Class A common stock having a value of $10,000, for service as a member of the Compensation Committee of the Board. Mr. Franceschi also entered into an indemnification agreement with the Company in the same form as its other directors have entered, which is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 3, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG INC. (REGISTRANT)

By:	/s/ James Roe
James Roe
Deputy General Counsel and Assistant Corporate Secretary

Dated: March 17, 2022